UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 2, 2017

TREVENA, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-36193	26-1469215
(Commission File No.)	(IRS Employer Identification No.)

1018 West 8th Avenue, Suite A

King of Prussia, PA 19406

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (610) 354-8840

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 2, 2017, the Board of Directors (the “Board”) of Trevena, Inc. (the “Company”) (i) approved a cash incentive award for fiscal year 2016 under the Trevena, Inc. Incentive Compensation Plan (the “ICP”) to be made to Maxine Gowen, Ph.D., the President and Chief Executive Officer (the “CEO”) of the Company, and (ii) ratified ICP cash incentive awards for fiscal year 2016 that were approved by the Compensation Committee of the Board for the Company’s executive officers other than the CEO.  The individual ICP awards earned in 2016 will be paid in mid-March 2017, as follows: Maxine Gowen, Ph.D., $260,000; Carrie Bourdow, $116,025; Roberto Cuca, $149,172; Yacoub Habib, Ph.D., $115,290; Michael W. Lark, Ph.D., $126,017; John M. Limongelli, $116,550; and David Soergel, M.D., $128,275.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TREVENA, INC.

Date: March 3, 2017	By:	/s/ John M. Limongelli
John M. Limongelli
Sr. Vice President, General Counsel & Chief Administrative Officer

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